                                                                    EXHIBIT 25.1


===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

  ___ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                         41-1592157
(Jurisdiction of incorporation or                           (I.R.S. Employer
organization if not a U.S. national                         Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                      55479
(Address of principal executive offices)                    (Zip code)

                       Stanley S. Stroup, General Counsel
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)

                          -----------------------------

                            SILVERLEAF RESORTS, INC.
               (Exact name of obligor as specified in its charter)

TEXAS                                                       75-2259890
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

1221 RIVERBEND DRIVE
DALLAS, TEXAS                                               75247
(Address of principal executive offices)                    (Zip code)

                          -----------------------------
              $75,000,000  __% SENIOR SUBORDINATED NOTES DUE 2008
                       (Title of the indenture securities)
===============================================================================

Item 1. General Information. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.          Not applicable.

Item 16.  List of Exhibits.         List below all exhibits filed as a part of
                                    this Statement of Eligibility. Norwest Bank
                                    incorporates by reference into this Form T-1
                                    the exhibits attached hereto.

         Exhibit 1.        a.       A copy of the Articles of Association of
                                    the trustee now in effect.*

         Exhibit 2.        a.       A copy of the certificate of authority of
                                    the trustee to commence business issued June
                                    28, 1872, by the Comptroller of the Currency
                                    to The Northwestern National Bank of
                                    Minneapolis.*

                           b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The
                                    Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of
                                    Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust
                                    Company of Minneapolis.*

                           c.       A copy of the certificate of the Acting
                                    Comptroller of the Currency dated January
                                    12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to
                                    Norwest Bank Minneapolis, National
                                    Association.*

                           e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank
                                    Minneapolis, National Association with
                                    various other banks under the title of
                                    "Norwest Bank Minnesota, National
                                    Association."*

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.       Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.       Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.       Not applicable.

         Exhibit 9.       Not applicable.












         * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 24th day of February 1998.






                             NORWEST BANK MINNESOTA,
                             NATIONAL ASSOCIATION


                             /s/ JANE Y. SCHWEIGER
                             --------------------------------
                             Jane Y. Schweiger
                             Corporate Trust Officer

                                    EXHIBIT 6




February 24, 1998



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                             Very truly yours,

                             NORWEST BANK MINNESOTA,
                             NATIONAL ASSOCIATION



                             /s/ JANE Y. SCHWEIGER
                             --------------------------------
                             Jane Y. Schweiger
                             Corporate Trust Officer

                                                                       EXHIBIT 7

                                                                                    Board of Governors of the Federal Reserve System
                                                                                    OMB Number: 7100-0036

                                                                                    Federal Deposit Insurance Corporation
                                                                                    OMB Number: 3064-0052
                                                                                    Office of the Comptroller of the Currency
                                                                                    OMB Number: 1557-0081
Federal Financial Institutions Examination Council                                  Expires March 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 /1/
                                                                                    Please refer to page i,
[LOGO]                                                                              Table of Contents, for
                                                                                    the required disclosure
                                                                                    of estimated burden.
------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031

                                                                            (971231)
REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 1997                          -----------
                                                                           (RCRI 9999)


This report is required by law: 12 U.S.C. Section 324 (State        This report form is to be filed by banks with branches and
member banks); 12 U.S.C. Section 1817 (State nonmember banks);      consolidated subsidiaries in U.S. territories and possessions,
and 12 U.S.C. Section 161 (National banks).                         Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

------------------------------------------------------------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed            The Reports of Condition and Income are to be prepared in
by an authorized officer and the Report of Condition must be        accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for State
nonmember banks and three directors for State member and            We, the undersigned directors (trustees), attest to the
National banks.                                                     correctness of the Report of Condition (including the
                                                                    supporting schedules) for this report date and declare that it
I, Mark P. Wagener, Director of Bank & Service Accounting           has been examined by us and to the best of our knowledge
  -------------------------------------------------------------     and belief has been prepared in conformance with the
   Name and Title of Officer Authorized to Sign Report              instructions issued by the appropriate Federal regulatory
                                                                    authority and is true and correct.
of the named bank do hereby declare that the Reports of
Condition and Income (including the supporting schedules)
for this report date have been prepared in conformance with         /s/ RICHARD C. WESTERGAARD
the instructions issued by the appropriate Federal regulatory       ---------------------------------------------------------------
authority and are true to the best of my knowledge and belief.      Director (Trustee)

/s/ MARK P. WAGENER                                                 /s/ WILLIAM H. QUEENAN
---------------------------------------------------------------     ---------------------------------------------------------------
Signature of Officer Authorized to Sign Report                      Director (Trustee)

 1/30/98                                                            /s/ PATRICK J. DONOVAN
---------------------------------------------------------------     ---------------------------------------------------------------
Date of Signature                                                   Director (Trustee)

------------------------------------------------------------------------------------------------------------------------------------
SUBMISSION OF REPORTS                                               (b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated form. That
Each bank must prepare its Reports of Condition and Income              party (if other than EDS) must transmit the bank's
either:                                                                 computer data file to EDS.

(a) in automated form and then file the computer data file          To fulfill the signature and attestation requirement for the
    directly with the banking agencies' collection agent,           Reports of Condition and Income for this report date, attach
    Electronic Data Systems Corporation (EDS), by modem or          this signature page to the hard-copy record of the completed
    on computer diskette; or                                        report that the bank places in its files.

------------------------------------------------------------------------------------------------------------------------------------


FDIC Certificate Number     0  5  2  0  8                           CALL NO. 202      31      12-31-97
                           ---------------
                             (RCRI 9050)                            STBK=27-4095 00017 STCERT:27-05208

                                                                    NORWEST BANK MINNESOTA, NATIONAL
                                                                    SIXTH STREET AND MARQUETTE AVENUE
                                                                    MINNEAPOLIS, MN 55479-0016


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency.

                                                                       FFIEC 031
                                                                          Page i
                                                                             /2/

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices
--------------------------------------------------------------------------------
TABLE OF CONTENTS

SIGNATURE PAGE                                            COVER     REPORT OF CONDITION

REPORT OF INCOME                                                    Schedule RC -- Balance Sheet............................ RC-1, 2

Schedule RI -- Income Statement..................... RI-1, 2, 3     Schedule RC-A -- Cash and Balances Due
                                                                      From Depository Institutions............................. RC-3
Schedule RI-A -- Changes in Equity Capital................ RI-4
                                                                    Schedule RC-B -- Securities.......................... RC-3, 4, 5
Schedule RI-B -- Charge-offs and Recoveries and
  Changes in Allowance for Loan and Lease                           Schedule RC-C -- Loans and Lease Financing
  Losses............................................... RI-4, 5       Receivables:
                                                                      Part I. Loans and Leases........................... RC-6, 7, 8
Schedule RI-D -- Income from                                          Part II. Loans to Small Businesses and
  International Operations................................ RI-6         Small Farms (included in the forms for
                                                                        June 30 only)..................................... RC-8a, 8b
Schedule RI-E -- Explanations.......................... RI-7, 8
                                                                    Schedule RC-D -- Trading Assets and Liabilities
                                                                      (to be completed only by selected banks)................. RC-8

                                                                    Schedule RC-E -- Deposit Liabilities............... RC-9, 10, 11

                                                                    Schedule RC-F -- Other Assets............................. RC-11

                                                                    Schedule RC-G -- Other Liabilities........................ RC-11

DISCLOSURE OF ESTIMATED BURDEN                                      Schedule RC-H -- Selected Balance Sheet Items
                                                                      for Domestic Offices.................................... RC-12
THE ESTIMATED AVERAGE BURDEN ASSOCIATED WITH THIS INFORMATION
COLLECTION IS 34.1 HOURS PER RESPONDENT AND IS ESTIMATED TO VARY    Schedule RC-I -- Selected Assets and Liabilities
FROM 15 TO 400 HOURS PER RESPONSE, DEPENDING ON INDIVIDUAL            of IBFs................................................. RC-13
CIRCUMSTANCES. BURDEN ESTIMATES INCLUDE THE TIME FOR REVIEWING
INSTRUCTIONS, GATHERING AND MAINTAINING DATA IN THE REQUIRED        Schedule RC-K -- Quarterly Averages....................... RC-13
FORM, AND COMPLETING THE INFORMATION COLLECTION, BUT EXCLUDE THE
TIME FOR COMPILING AND MAINTAINING BUSINESS RECORDS IN THE NORMAL   Schedule RC-L -- Off-Balance Sheet Items.......... RC-14, 15, 16
COURSE OF A RESPONDENT'S ACTIVITIES. A FEDERAL AGENCY MAY NOT
CONDUCT OR SPONSOR, AND AN ORGANIZATION (OR A PERSON) IS NOT        Schedule RC-M -- Memoranda............................ RC-17, 18
REQUIRED TO RESPOND TO A COLLECTION OF INFORMATION, UNLESS IT
DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER. COMMENTS             Schedule RC-N -- Past Due and Nonaccrual
CONCERNING THE ACCURACY OF THIS BURDEN ESTIMATE AND SUGGESTIONS       Loans, Leases, and Other Assets..................... RC-19, 20
FOR REDUCING THIS BURDEN SHOULD BE DIRECTED TO THE OFFICE OF
INFORMATION AND REGULATORY AFFAIRS, OFFICE OF MANAGEMENT AND        Schedule RC-O -- Other Data for Deposit
BUDGET, WASHINGTON, D.C. 20503, AND TO ONE OF THE FOLLOWING:          Insurance and FICO Assessments...................... RC-21, 22

SECRETARY                                                           Schedule RC-R -- Regulatory Capital................... RC-23, 24
BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
WASHINGTON, D.C. 20551                                              Optional Narrative Statement Concerning
                                                                      the Amounts Reported in the Reports
LEGISLATIVE AND REGULATORY ANALYSIS DIVISION                          of Condition and Income................................. RC-25
OFFICE OF THE COMPTROLLER OF THE CURRENCY
WASHINGTON, D.C. 20219                                              Special Report (TO BE COMPLETED BY ALL BANKS)

ASSISTANT EXECUTIVE SECRETARY
FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C. 20429

For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RI-1
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      3
Transit Number: 91000019

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1997 - DECEMBER 31, 1997

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

SCHEDULE RI - INCOME STATEMENT

                                                                                                             I480   <-

                                                                                                  Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------

1. Interest income:
   a. Interest and fee income on loans:
      (1) In domestic offices:                                                                  RIAD
                                                                                                ----
          (a) Loans secured by real estate ...................................................  4011. .    359,620  1.a.1a
          (b) Loans to depository institutions ...............................................  4019. .     16,468  1.a.1b
          (c) Loans to finance agricultural production and other loans to farmers ............  4024. .        898  1.a.1c
          (d) Commercial and industrial loans ................................................  4012. .    325,021  1.a.1d
          (e) Acceptances of other banks .....................................................  4026. .        591  1.a.1e
          (f) Loans to individuals for household, family, and other personal expenditures:
              (1) Credit cards and related plans .............................................  4054. .     24,485  1.a.1f1
              (2) Other ......................................................................  4055. .     40,828  1.a.1f2
          (g) Loans to foreign governments and official institutions .........................  4056. .          0  1.a.1g
          (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
              (1) Taxable obligations ........................................................  4503. .         53  1.a.1h1
              (2) Tax-exempt obligations .....................................................  4504. .      3,118  1.a.1h2
          (i) All other loans in domestic offices ............................................  4058. .        382  1.a.1i
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ......................  4059. .     12,886  1.a.2
   b. Income from lease financing receivables:
      (1) Taxable leases .....................................................................  4505. .     43,242  1.b.1
      (2) Tax-exempt leases ..................................................................  4307. .          0  1.b.2
   c. Interest income on balances due from depository institutions:(1)
      (1) In domestic offices ................................................................  4105. .        236  1.c.1
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ......................  4106. .      4,899  1.c.2
   d. Interest and dividend income on securities:
      (1) U.S. Treasury securities and U.S. Government agency obligations ....................  4027. .    116,342  1.d.1
      (2) Securities issued by states and political subdivisions in the U.S.:
          (a) Taxable securities .............................................................  4506. .         70  1.d.2a
          (b) Tax-exempt securities ..........................................................  4507. .      7,517  1.d.2b
      (3) Other domestic debt securities .....................................................  3657. .        380  1.d.3
      (4) Foreign debt securities ............................................................  3658. .          0  1.d.4
      (5) Equity securities (including investments in mutual funds) ..........................  3659. .      8,004  1.d.5
   e. Interest income from trading assets ....................................................  4069. .     14,620  1.e.

---------------
(1) Includes interest income on time certificates of deposit not held for trading.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RI-2
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      4
Transit Number: 91000019

Schedule RI - Continued


                                                                                              Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
 1. Interest income (continued)                                               RIAD      Year-to-date
                                                                              ----
    f. Interest income on federal funds sold and securities purchased
       under agreements to resell ..........................................  4020. .    203,367 . . . . .  1.f

    g. Total interest income (sum of items 1.a through 1.f) ................  4107. .  1,183,027 . . . . .  1.g
 2. Interest expense:
    a. Interest on deposits:
       (1) Interest on deposits in domestic offices:
           (a) Transaction accounts (NOW accounts, ATS accounts, and
               telephone and preauthorized transfer accounts) ..............  4508. .      2,790 . . . . .  2.a.1a
           (b) Nontransaction accounts:
               (1) Money market deposit accounts (MMDAs) ...................  4509. .     22,201 . . . . .  2.a.1b1
               (2) Other savings deposits ..................................  4511. .     15,844 . . . . .  2.a.1b2
               (3) Time deposits of $100,000 or more .......................  A517. .      9,602 . . . . .  2.a.1b3
               (4) Time deposits of less than $100,000......................  A518. .     93,088 . . . . .  2.a.1b4
       (2) Interest on deposits in foreign offices, Edge and Agreement
           subsidiaries, and IBFs ..........................................  4172. .    166,703 . . . . .  2.a.2
    b. Expense of federal funds purchased and securities sold under
       agreements to repurchase ............................................  4180. .    193,515 . . . . .  2.b
    c. Interest on demand notes issued to the U.S. Treasury, trading
       liabilities and other borrowed money ................................  4185. .     36,332 . . . . .  2.c
    d. Not applicable
    e. Interest on subordinated notes and debentures .......................  4200. .         10 . . . . .  2.e
    f. Total interest expense (sum of items 2.a through 2.e) ...............  4073. .    540,085 . . . . .  2.f
 3. Net interest income (item 1.g minus 2.f) ...............................  4074 . . . . . . . . 642,942  3.
 4. Provisions:
    a. Provision for loan and lease losses .................................  4230 . . . . . . . .  47,836  4.a
    b. Provision for allocated transfer risk ...............................  4243 . . . . . . . .       0  4.b
 5. Noninterest income:
    a. Income from fiduciary activities ....................................  4070. .    231,192 . . . . .  5.a
    b. Service charges on deposit accounts in domestic offices .............  4080. .     84,436 . . . . .  5.b
    c. Trading revenue (must equal Schedule RI, sum of Memorandum
       items 8.a through 8.d)...............................................  A220. .     51,386 . . . . .  5.c
    d. Not applicable
    e. Not applicable
    f. Other noninterest income:
       (1) Other fee income ................................................  5407. .    138,437 . . . . .  5.f.1
       (2) All other noninterest income* ...................................  5408. .    117,500 . . . . .  5.f.2
    g. Total noninterest income (sum of items 5.a through 5.f) .............  4079 . . . . . . . . 622,951  5.g
 6. a. Realized gains (losses) on held-to-maturity securities ..............  3521 . . . . . . .  .      0  6.a
    b. Realized gains (losses) on available-for-sale securities ............  3196 . . . . . . .  . 30,600  6.b
 7. Noninterest expense:
    a. Salaries and employee benefits ......................................  4135. .    285,238 . . . . .  7.a
    b. Expenses of premises and fixed assets (net of rental income)
       (excluding salaries and employee benefits and mortgage interest) ....  4217. .     81,565 . . . . .  7.b
    c. Other noninterest expense* ..........................................  4092. .    418,621 . . . . .  7.c
    d. Total noninterest expense (sum of items 7.a through 7.c) ............  4093 . . . . . . . . 785,424  7.d
 8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4.a, 4.b, 5.g,
    6.a, 6.b, and 7.d) .....................................................  4301 . . . . . . . . 463,233   8.
 9. Applicable income taxes (on item 8) ....................................  4302 . . . . . . . . 166,882   9.
 10. Income (loss) before extraordinary items and other adjustments
    (item 8 minus 9) .......................................................  4300 . . . . . . . . 296,351   10.
11.  Extraordinary items and other adjustments, net of income taxes* .......  4320 . . . . . . . .       0   11.
12. Net income (loss) (sum of items 10 and 11)..............................  4340 . . . . . . . . 296,351   12.

____________
*Describe on Schedule RI-E - Explanations.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RI- 3
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      5
Transit Number: 91000019

Schedule RI - Continued



                                                                                                                   I481  <-
Memoranda
                                                                                                     Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------ ----------------------------
                                                                                                       RIAD     Year-to-date
                                                                                                       ----     -------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
    August 7, 1986, that is not deductible for federal income tax purposes ..........................  4513. .          3  M.1
 2. Income from the sale and servicing of mutual funds and annuities in domestic offices
    (included in Schedule RI, item 8) ...............................................................  8431. .      1,710  M.2
 3. Not applicable
 4. Not applicable                                                                                                 Number
 5. Number of full-time equivalent employees at end of current period (round to                                    ------
    nearest whole number) ...........................................................................  4150. .     5,156   M.5
 6. Not applicable.
 7. If the reporting bank has restated its balance sheet as a result of applying push down                     CCYY  MM DD
    accounting this calendar year, report the date of the bank's acquisition (1).....................  9106. .      N/A    M.7
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)
    (Sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):                        RIAD        Year-to-date
                                                                                                       ----
    a. Interest rate exposures.......................................................................  8757. .     36,472  M.8.a
    b. Foreign exchange exposures....................................................................  8758. .     14,294  M.8.b
    c. Equity security and index exposures...........................................................  8759. .          0  M.8.c
    d. Commodity and other exposures.................................................................  8760. .        620  M.8.d
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
    a. Net increase (decrease) to interest income....................................................  8761. .(     2,148) M.9.a
    b. Net (increase) decrease to interest expense...................................................  8762. .     21,573  M.9.b
    c. Other (noninterest) allocations...............................................................  8763. .      5,313  M.9.c
10. Credit losses on off-balance sheet derivatives (see instructions)................................  A251. .          0  M.10
11. Does the reporting bank have a Subchapter S election in effect for federal income tax                      YES     NO
    purposes for the current tax year?...............................................................  A530. .  NO         M.11
12  Deferred portion of total applicable income taxes included in Schedule RI, items 9
    and 11 (to be reported with the December Report of Income).......................................  4772. .(     2,059) M.12

____________
(1) For example, a bank acquired on June 1, 1997 would report 19970601

*Describe on Schedule RI-E - Explanations.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RI-4
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      6
Transit Number: 91000019

Schedule RI-A - Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                                    I483   <-

                                                                                                   Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RIAD
                                                                                                       ----
 1. Total equity capital originally reported in the December 31, 1996, Reports of Condition
    and Income ......................................................................................  3215..   1,243,101   1.
 2. Equity capital adjustments from amended Reports of Income, net* .................................  3216..           0   2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ............................  3217..   1,243,101   3.
 4. Net income (loss) (must equal Schedule RI, item 12) .............................................  4340..     296,351   4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net ..............................  4346..           0   5.
 6. Changes incident to business combinations, net ..................................................  4356..           0   6.
 7. LESS: Cash dividends declared on preferred stock ................................................  4470..           0   7.
 8. LESS: Cash dividends declared on common stock ...................................................  4460..      66,000   8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions
    for this schedule) ..............................................................................  4411..           0   9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)   4412..           0  10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities ................  8433..       8,396  11.
12. Foreign currency translation adjustments ........................................................  4414.. (       278) 12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) ........  4415..     110,757  13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal Schedule RC,
    item 28) ........................................................................................  3210..   1,592,327  14.

____________
*Describe on Schedule RI-E - Explanations.

Schedule RI-B - Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                              I486   (-


                                                                                                   Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                   ------------------------calendar year-to-date------------------------
                                                                                    (Column A)         (Column B)
                                                                                   Charge-offs         Recoveries
------------------------------------------------------------------------------ -------------------- --------------------
                                                                               RIAD                 RIAD
                                                                               ----                 ----
1. Loans secured by real estate:
   a. To U.S. addressees (domicile) .........................................  4651..       1,988  4661..       2,445  1.a
   b. To non-U.S. addressees (domicile) .....................................  4652..           0  4662..           0  1.b
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions ..................  4653..           0  4663..           0  2.a
   b. To foreign banks ......................................................  4654..           0  4664..           0  2.b
3. Loans to finance agricultural production and other loans to farmers ......  4655..           0  4665..          11  3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile) .........................................  4645..      32,418  4617..       7,909  4.a
   b. To non-U.S. addressees (domicile) .....................................  4646..           0  4618..           1  4.b
5. Loans to individuals for household, family, and other personal expenditures:
   a. Credit cards and related plans ........................................  4656..       2,416  4666..         296  5.a
   b. Other (includes single payment, installment, and all student loans) ...  4657..       8,948  4667..       3,675  5.b
6. Loans to foreign governments and official institutions ...................  4643..           0  4627..         115  6.
7. All other loans ..........................................................  4644..           0  4628..           0  7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile) .........................................  4658..       5,002  4668..         773  8.a
   b. Of non-U.S. addressees (domicile) .....................................  4659..           0  4669..           0  8.b
9. Total (sum of items 1 through 8) .........................................  4635..      50,772  4605..      15,225  9.


Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RI-5
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      7
Transit Number: 91000019

Schedule RI-B - Continued

Part I. Continued

Memoranda

                                                                                              Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
                                                                              ----------calendar year-to-date------------
                                                                              -------------------------------------------
                                                                                    (Column A)         (Column B)
                                                                                   Charge-offs         Recoveries
                                                                               -------------------- --------------------
                                                                               RIAD                 RIAD
                                                                               ----                 ----
1.-3. Not applicable
4. Loans to finance commercial real estate, construction, and land development activities (NOT SECURED BY REAL ESTATE) included in
   Schedule RI-B, part I, items 4 and 7, above...............................  5409. .          0  5410. .          0  M.4
5. Loans secured by real estate in domestic offices (included in
   Schedule RI-B, part I, item 1, above):
   a. Construction and land development......................................  3582. .          0  3583. .         23  M.5.a
   b. Secured by farmland....................................................  3584. .          0  3585. .          0  M.5.b
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family residential
          properties and extended under lines of credit......................  5411. .          0  5412. .          0  M.5.c1
      (2) All other loans secured by 1-4 family residential properties.......  5413. .      1,964  5414. .        130  M.5.c2
   d. Secured by multifamily (5 or more) residential properties..............  3588. .          0  3589. .          0  M.5.d
   e. Secured by nonfarm nonresidential properties...........................  3590. .         24  3591. .      2,292  M.5.e

Part II. Changes in Allowance for Loan and Lease Losses

                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RIAD
                                                                                                       ----
1. Balance originally reported in the December 31, 1996, Reports of Condition and Income..........     3124. .    213,930   1.
2. Recoveries (must equal part I, item 9, column B above).........................................     4605. .     15,225   2.
3. LESS: Charge-offs (must equal part I, item 9, column A above)..................................     4635. .     50,772   3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a).........................     4230. .     47,836   4.
5. Adjustments * (see instructions for this schedule).............................................     4815. .   (    924)  5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,
   item 4.b)......................................................................................     3123. .    225,295   6.

---------------
*  Describe on Schedule RI-E - Explanations.

Norwest Bank Minnesota, N.A.        Call Date:  12/31/97   ST-BK: 27-4095   FFIEC 031
Sixth Street and Marquette Avenue                                           Page RI-6
Minneapolis, MN  55479              Vendor ID: D           CERT: 05208
                                                                                8
Transit Number: 91000019

Schedule RI-D - Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations

                                                                                               I492 <-
                                                                           Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------
                                                                                          Year-to-
                                                                                  RIAD     date
                                                                                  ----
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBFs:
   a. Interest income booked ....................................................  4837..   N/A     1.a
   b. Interest expense booked ...................................................  4838..   N/A     1.b
   c. Net interest income booked at foreign offices, Edge and Agreement
      subsidiaries, and IBFs (item 1.a minus 1.b) ...............................  4839..   N/A     1.c
2. Adjustments for booking location of international operations:
   a. Net interest income attributable to international operations booked at
      domestic offices...........................................................  4840..   N/A     2.a
   b. Net interest income attributable to domestic business booked at foreign
      offices....................................................................  4841..   N/A     2.b
   c. Net booking location adjustment (item 2.a minus 2.b) ......................  4842..   N/A     2.c
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations ...............  4097..   N/A     3.a
   b. Provision for loan and lease losses attributable to international
      operations ................................................................  4235..   N/A     3.b
   c. Other noninterest expense attributable to international operations ........  4239..   N/A     3.c
   d. Net noninterest income (expense) attributable to international operations
      (item 3.a minus 3.b and 3.c) ..............................................  4843..   N/A     3.d
4. Estimated pretax income attributable to international operations before
   capital allocation adjustment (sum of items 1.c, 2.c, and 3.d) ...............  4844..   N/A     4.
5. Adjustment to pretax income for internal allocations to international operations to reflect the effects of equity capital on overall bank
   funding costs ................................................................  4845..   N/A     5.
6. Estimated pretax income attributable to international operations after
   capital allocation adjustment (sum of items 4 and 5) .........................  4846..   N/A     6.
7. Income taxes attributable to income from international operations as
   estimated in item 6 ..........................................................  4797..   N/A     7.
8. Estimated net income attributable to international operations (item 6
   minus 7) .....................................................................  4341..   N/A     8.



Memoranda

                                                                       Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above .........   4847..    N/A     M.1
2. Intracompany interest expense included in item 1.b above ........   4848..    N/A     M.2

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts



                                                                                                    Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RIAD   Year-to-date
                                                                                                    ----
1. Interest income booked at IBFs ..............................................................    4849..     N/A       1.
2. Interest expense booked at IBFs .............................................................    4850..     N/A       2.
3. Noninterest income attributable to international operations booked at domestic offices
   (excluding IBFs):
   a. Gains (losses) and extraordinary items ...................................................    5491..     N/A       3.a
   b. Fees and other noninterest income ........................................................    5492..     N/A       3.b
4. Provision for loan and lease losses attributable to international operations booked at
   domestic offices (excluding IBFs) ...........................................................    4852..     N/A       4.
5. Other noninterest expense attributable to international operations booked at domestic offices
   (excluding IBFs) ............................................................................    4853..     N/A       5.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RI-7
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      9
Transit Number: 91000019

Schedule RI-E - Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                                I495   <-

                                                                                                     Dollar Amounts
                                                                                                      in Thousands
-------------------------------------------------------------------------------------------------- --------------------
                                                                                                   RIAD  Year-to-date
                                                                                                   ----
 1. All other noninterest income (from Schedule RI, item 5.f.(2))
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
    a. Net gains (losses) on other real estate owned ............................................  5415..      N/A     1.a
    b. Net gains (losses) on sales of loans .....................................................  5416..      N/A     1.b
    c. Net gains (losses) on sales of premises and fixed assets .................................  5417..      N/A     1.c
    Itemize and describe the three largest other amounts that exceed 10% of
    Schedule RI, item 5.f.(2):
        TEXT                                                                                       RIAD
        ----                                                                                       ----
    d.  4461:       Gain on sale of loan servicing rights                                          4461..    70,678    1.d
                    ------------------------------------------------------------------------------
    e.  4462:       Processing fees                                                                4462..    26,154    1.e
                    ------------------------------------------------------------------------------
    f.  4463:                                                                                      4463..       N/A    1.f
                    ------------------------------------------------------------------------------
 2. Other noninterest expense (from Schedule RI, item 7.c):
    a. Amortization expense of intangible assets ................................................  4531..     1,008    2.a
    Report amounts that exceed 10% of Schedule RI, item 7.c:
    b. Net (gains) losses on other real estate owned ............................................  5418..       N/A    2.b
    c. Net (gains) losses on sales of loans .....................................................  5419..       N/A    2.c
    d. Net (gains) losses on sales of premises and fixed assets .................................  5420..       N/A    2.d
    Itemize and describe the three largest other amounts that exceed 10% of
    Schedule RI, item 7.c:

        TEXT                                                                                       RIAD
        ----                                                                                       ----
    e.  4464:       Processing fees                                                                4464..   157,040    2.e
                    ------------------------------------------------------------------------------
    f.  4467:                                                                                      4467..       N/A    2.f
                    ------------------------------------------------------------------------------
    g.  4468:                                                                                      4468..       N/A    2.g
                    ------------------------------------------------------------------------------
 3. Extraordinary items and other adjustments and applicable income tax effect
    (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
            TEXT                                  RIAD
            ----                                  ----
    a. (1)  4469:
                    -----------------------------       ........................                   4469..         0    3.a.1
       (2) Applicable income tax effect _________ 4486..                         0                       ..........    3.a.2

    b. (1)  4487:
                    -----------------------------       ........................                   4487..         0    3.b.1
       (2) Applicable income tax effect _________ 4488..                         0                       ..........    3.b.2

    c. (1)  4489:                                                                                  4489..         0    3.c.1
                    -----------------------------       ........................                         ..........    3.c.2
       (2) Applicable income tax effect _________ 4491..                         0

 4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2) (itemize and describe all adjustments):
        TEXT                                                                                       RIAD
        ----                                                                                       ----
    a.  4492:                                                                                      4492..       N/A    4.a
                    ------------------------------------------------------------------------------
    b.  4493                                                                                       4493..       N/A    4.b
                    ------------------------------------------------------------------------------
 5. Cumulative effect of changes in accounting principles from prior years (from
    Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
        TEXT                                                                                       RIAD
        ----                                                                                       ----
    a.  A546        Effect of change to GAAP from previous non-GAAP instructions                   A546..         0    5.a
                    ------------------------------------------------------------------------------
    b.  4495                                                                                       4495..       N/A    5.b
                    ------------------------------------------------------------------------------
 6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10) (itemize and describe all corrections):
        TEXT                                                                                       RIAD
        ----                                                                                       ----
    a.  4496                                                                                       4496..       N/A    6.a
                    ------------------------------------------------------------------------------
    b.  4497                                                                                       4497..       N/A    6.b
                    ------------------------------------------------------------------------------

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RI-8
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      10
Transit Number: 91000019

Schedule RI-E - Continued

                                                                                                  Dollar Amounts in Thousands

-----------------------------------------------------------------------------------------------------------------------

 7. Other transactions with parent holding company (from Schedule RI-A, item 13)
    (itemize and describe all such transactions):

        TEXT                                                                                      RIAD      Year-to-date
        ----                                                                                      ----      ------------
    a.  4498:   Capital infusion                                                                  4498..     110,757    7.a
                ------------------------------------------------------------------------------
    b.  4499:                                                                                     4499..        N/A     7.b
                ------------------------------------------------------------------------------
 8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5) (itemize and describe all adjustments):

        TEXT
        ----
    a.  4521:   Sales of Loans                                                                    4521.. (       924)   8.a
                ------------------------------------------------------------------------------
    b.  4522:                                                                                     4522..        N/A     8.b
                ------------------------------------------------------------------------------




 9. Other explanations (the space below is provided for the bank to briefly describe,                      I498  I499   <-
    at its option, any other significant items affecting the Report of Income):
    No comment:  X  (RIAD 4769)

    Other explanations (please type or print clearly):
    (TEXT 4769)

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC-1
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      11
Transit Number: 91000019

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                                                                               C400   <-
                                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
ASSETS
 1. Cash and balances due from depository institutions (from Schedule RC-A):                      RCFD
                                                                                                  ----
    a. Noninterest-bearing balances and currency and coin(1) ...................................  0081..   1,657,767   1.a
    b. Interest-bearing balances(2) ............................................................  0071..       5,627   1.b
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A) ..............................  1754..           0   2.a
    b. Available-for-sale securities (from Schedule RC-B, column D) ............................  1773..   1,076,385   2.b
 3. Federal funds sold and securities purchased under agreements to resell .....................  1350..   4,544,846   3.
 4. Loans and lease financing receivables:
    a. Loans and leases, net of unearned income          RCFD
                                                         ----
       (from Schedule RC-C) ...........................  2122..  12,977,063                              . . . . . .   4.a
    b. LESS: Allowance for loan and lease losses ......  3123..     225,295                              . . . . . .   4.b
    c. LESS: Allocated transfer risk reserve ..........  3128..           0                              . . . . . .   4.c
    d. Loans and leases, net of unearned income,
       allowance, and reserve (item 4.a minus 4.b and 4.c) .....................................  2125..  12,751,768   4.d
 5. Trading assets (from Schedule RC-D) ........................................................  3545..      35,677   5.
 6. Premises and fixed assets (including capitalized leases) ...................................  2145..     116,095   6.
 7. Other real estate owned (from Schedule RC-M) ...............................................  2150..       6,473   7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ...  2130..           0   8.
 9. Customers' liability to this bank on acceptances outstanding ...............................  2155..      23,925   9.
10. Intangible assets (from Schedule RC-M) .....................................................  2143..      16,707  10.
11. Other assets (from Schedule RC-F) ..........................................................  2160..     235,797  11.
12. Total assets (sum of items 1 through 11) ...................................................  2170..  20,471,067  12.

----------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC- 2
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      12
Transit Number: 91000019

SCHEDULE RC - CONTINUED

                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
                                                                                                RCON
    a. In domestic offices (sum of totals of                                                    ----
       columns A and C from Schedule RC-E, part I)............................................  2200. .  9,091,403  13.a
                                                                    RCON
                                                                    ----
       (1) Noninterest-bearing(1)...................................6631. .  3,974,409                  . . . . . . 13.a.1
       (2) Interest-bearing.........................................6636. .  5,116,994                  . . . . . . 13.a.2
                                                                                                RCFN
                                                                                                ----
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from
       Schedule RC-E, part II)................................................................  2200. . 4,139,171   13.b
                                                                    RCFN
                                                                    ----
       (1) Noninterest-bearing......................................6631. .     10,787                  . . . . . . 13.b.1
       (2) Interest-bearing.........................................6636. .  4,128,384                  . . . . . . 13.b.2
                                                                                                RCFD
                                                                                                ----
14. Federal funds purchased and securities sold under agreements to repurchase................  2800. .  4,483,337  14.
                                                                                                RCON
                                                                                                ----
15. a. Demand notes issued to the U.S. Treasury...............................................  2840. .    299,920  15.a
                                                                                                RCFD
                                                                                                ----
    b. Trading liabilities (from Schedule RC-D)...............................................  3548. .     24,894  15.b
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
    a. With a remaining maturity of one year or less..........................................  2332. .    125,127  16.a
    b. With a remaining maturity of more than one year through three years....................  A547. .      4,488  16.b
    c. With a remaining maturity of more than three years.....................................  A548. .    203,520  16.c
17. Not applicable.
18. Bank's liability on acceptances executed and outstanding..................................  2920. .     23,925  18.
19. Subordinated notes and debentures (2).....................................................  3200. .          0  19.
20. Other liabilities (from Schedule RC-G)....................................................  2930. .    482,955  20.
21. Total liabilities (sum of items 13 through 20)............................................  2948. . 18,878,740  21.
22. Not applicable.

EQUITY CAPITAL
                                                                                                RCFD
                                                                                                ----
23. Perpetual preferred stock and related surplus ............................................  3838. .          0  23.
24. Common stock .............................................................................  3230. .    100,000  24.
25. Surplus (exclude all surplus related to preferred stock)..................................  3839. .    717,166  25.
26. a. Undivided profits and capital reserves ................................................  3632. .    756,247  26.a
    b. Net unrealized holding gains (losses) on available-for-sale securities ................  8434. .     19,538  26.b
27. Cumulative foreign currency translation adjustments ......................................  3284. .(       624) 27.
28. Total equity capital (sum of items 23 through 27) ........................................  3210. .  1,592,327  28.
29. Total liabilities and equity capital (sum of items 21 and 28) ............................  3300. . 20,471,067  29.


MEMORANDUM

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

 1. Indicate in the box at the right the number of the statement below that                     RCFD      Number
    best describes the most comprehensive level of auditing work performed                      ----      ------
    for the bank by independent external auditors as of any date during 1996 .................  6724. .   N/A       M.1

1 = Independent audit of the bank conducted in accordance        4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified        external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank        authority)
2 = Independent audit of the bank's parent holding company       5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing         auditors
    standards by a certified public accounting firm which        6 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company             auditors
    (but not on the bank separately)                             7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in accordance   8 = No external audit work
    with generally accepted auditing standards by a certified
    public accounting firm (may be required by state
    chartering authority)
------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC-3
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      13
Transit Number: 91000019

SCHEDULE RC-A - CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.

                                                                                                               C405  <-
                                                                                            Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
                                                                                  (Column  A)         (Column B)
                                                                                 Consolidated          Domestic
                                                                                     Bank              Offices
                                                                              -------------------- --------------------
                                                                              RCFD                 RCON
                                                                              ----                 ----
1. Cash items in process of collection, unposted debits, and currency and
   coin ....................................................................  0022. .  1,317,772         . . . . . .  1.
   a. Cash items in process of collection and unposted debits ..............         . . . . . .  0020. .  1,198,802  1.a
   b. Currency and coin ....................................................         . . . . . .  0080. .    118,176  1.b
2. Balances due from depository institutions in the U.S. ...................         . . . . . .  0082. .     29,259  2.
   a. U.S. branches and agencies of foreign banks (including their IBFs) ...  0083. .          0         . . . . . .  2.a
   b. Other commercial banks in the U.S. and other depository institutions
      in the U.S. (including their IBFs) ...................................  0085. .     67,004         . . . . . .  2.b
3. Balances due from banks in foreign countries and foreign central banks ..         . . . . . .  0070. .     17,262  3.
   a. Foreign branches of other U.S. banks .................................  0073. .          0         . . . . . .  3.a
   b. Other banks in foreign countries and foreign central banks ...........  0074. .     19,090         . . . . . .  3.b
4. Balances due from Federal Reserve Banks .................................  0090. .    259,528  0090. .    256,462  4.
5. Total (sum of items 1 through 4) (total of column A must equal
   Schedule RC, sum of items 1.a and 1.b) ..................................  0010. .  1,663,394  0010. .  1,619,916  5.


Memorandum                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
                                                                                                   RCON
                                                                                                   ----
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,
   column B above) ..............................................................................  0050. .  24,904    M.1



Schedule RC-B - Securities

Exclude assets held for trading.

                                                                                                                 C410   <-
                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
                                                   Held-to-maturity                        Available-for-sale
                                       ----------------------------------------- -----------------------------------------
                                           (Column A)          (Column B)          (Column C)          (Column D)
                                         Amortized Cost        Fair Value        Amortized Cost       Fair Value(1)
                                       -------------------- -------------------- -------------------- --------------------
                                       RCFD                 RCFD               RCFD                RCFD
                                       ----                 ----               ----                ----
1. U.S. Treasury securities .........  0211. .          0   0213. .         0  1286. .    410,872  1287. .    421,569  1.
2. U.S. Government agency
   and corporation obligations
   (exclude mortgage-backed
   securities):
   a. Issued by U.S. Govern-           RCFD                 RCFD               RCFD                RCFD
                                       ----                 ----               ----                ----
      ment agencies(2) ..............  1289. .          0  1290. .          0  1291. .          0  1293. .          0  2.a
   b. Issued by U.S.
      Government-sponsored
      agencies(3) ...................  1294. .          0  1295. .          0  1297. .        325  1298. .        323  2.b

----------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC- 4
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                     14
Transit Number: 91000019

Schedule RC-B - Continued

                                                                                                Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
                                                   Held-to-maturity                        Available-for-sale
                                       ----------------------------------------- -----------------------------------------
                                           (Column A)          (Column B)          (Column C)          (Column D)
                                         Amortized Cost        Fair Value        Amortized Cost       Fair Value(1)
                                       -------------------- -------------------- -------------------- --------------------
                                       RCFD                RCFD                RCFD                RCFD
                                       ----                ----                ----                ----
3. Securities issued by states
   and political subdivisions
   in the U.S.:
   a. General obligations ...........  1676. .          0  1677. .          0  1678. .     44,767  1679. .     47,592  3.a
   b. Revenue obligations ...........  1681. .          0  1686. .          0  1690. .     78,775  1691. .     86,210  3.b
   c. Industrial development
      and similar obligations .......  1694. .          0  1695. .          0  1696. .      4,528  1697. .      5,224  3.c
4. Mortgage-backed
   securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by
          GNMA ......................  1698. .          0  1699. .          0  1701. .     56,532  1702. .     58,107  4a1
      (2) Issued by FNMA
          and FHLMC .................  1703. .          0  1705. .          0  1706. .    321,909  1707. .    331,373  4a2
      (3) Other pass-through
          securities.................  1709. .          0  1710. .          0  1711. .         48  1713. .         51  4a3
   b. Other mortgage-backed
      securities (include CMOs,
      REMICs, and stripped
      MBS):
      (1) Issued or guaranteed
          by FNMA, FHLMC,              RCFD                RCFD                RCFD                RCFD
                                       ----                ----                ----                ----
          or GNMA ...................  1714. .          0  1715. .          0  1716. .     24,402  1717. .     23,913  4b1
      (2) Collateralized
          by MBS issued or
          guaranteed by FNMA,          RCFD                RCFD                RCFD                RCFD
                                       ----                ----                ----                ----
          FHLMC, or GNMA.............  1718. .          0  1719. .          0  1731. .         25  1732. .         26  4b2
      (3) All other mortgage-
          backed securities..........  1733. .          0  1734. .          0  1735. .      2,075  1736. .      2,076  4b3
5. Other debt securities:
   a. Other domestic debt              RCFD                RCFD                RCFD                RCFD
                                       ----                ----                ----                ----
      securities ....................  1737. .          0  1738. .          0  1739. .      6,331  1741. .      6,346  5.a
   b. Foreign debt
      securities ....................  1742. .          0  1743. .          0  1744. .          0  1746. .          0  5.b
6. Equity securities:
   a. Investments in mutual            RCFD                RCFD                RCFD                RCFD
                                       ----                ----                ----                ----
      funds and other equity
      securities with readily
      determinable fair values.......   ... . . . . . . .   ... . . . . . . .  A510. .      2,896  A511. .      2,896  6.a
   b. All other equity
      securities(1)..................   ... . . . . . . .   ... . . . . . . .  1752. .     90,679  1753. .     90,679  6.b
7. Total (sum of items 1
   through 6) (total of
   column A must equal
   Schedule RC, item 2.a)
   (total of column D must
   equal Schedule RC,
   item 2.b).........................  1754. .          0  1771. .          0  1772. .  1,044,164  1773. .  1,076,385  7.

-------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC-5
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      15
Transit Number: 91000019

Schedule RC-B - Continued
Memoranda

                                                                                                                     C412   <-

                                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCFD
                                                                                                    ----
1. Pledged securities(1) .........................................................................  0416..     189,190  M.1
2. Maturity and repricing data for debt securities(1, 2)(excluding those in nonaccrual status):
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and
      mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of: (3, 4)
      (1) Three months or less ...................................................................  A549..       6,303  M.2.a.1
      (2) Over three months through 12 months ....................................................  A550..       4,117  M.2.a.2
      (3) Over one year through three years ......................................................  A551..     157,094  M.2.a.3
      (4) Over three years through five years.....................................................  A552..     181,208  M.2.a.4
      (5) Over five years through 15 years........................................................  A553..     116,902  M.2.a.5
      (6) Over 15 years...........................................................................  A554..     101,640  M.2.a.6
   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of: (3, 5)
      (1) Three months or less....................................................................  A555..      28,331  M.2.b.1
      (2) Over three months through 12 months.....................................................  A556..      32,038  M.2.b.2
      (3) Over one year through three years.......................................................  A557..          50  M.2.b.3
      (4) Over three years through five years.....................................................  A558..      18,022  M.2.b.4
      (5) Over five years through 15 years........................................................  A559..      15,816  M.2.b.5
      (6) Over 15 years...........................................................................  A560..     295,274  M.2.b.6
   c. Other mortgage backed securities (include CMOs, REMICs and stripped MBS; exclude mortgage pass-through securities) with an expected average life of: (6)
      (1) Three years or less.....................................................................  A561..      12,789  M.2.c.1
      (2) Over three years........................................................................  A562..      13.226  M.2.c.2
   d. Fixed rate AND floating rate debt securities with a REMAINING MATURITY of one year
      or less (included in Memorandum items 2.a through 2.c above)................................  A248..       9,021  M.2.d
3-6. Not applicable.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at
   date of sale or transfer)......................................................................  1778..           0  M.7
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
   a. Amortized cost..............................................................................  8780..          48  M.8.a
   b. Fair value..................................................................................  8781..          51  M.8.b
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
   a. Amortized cost..............................................................................  8782..         200  M.9.a
   b. Fair value..................................................................................  8783..         198  M.9.b

_____________
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4) Sum of Memorandum items 2.a.(1) though 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1,2,3 and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien
    1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien
    1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other morgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b,, sum of columns A and D.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC-6
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      16
Transit Number: 91000019

Schedule RC-C - Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.


                                                                                                                C415   <-
                                                                                    Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
                                                                                     (Column  A)            (Column B)
                                                                                    Consolidated             Domestic
                                                                             RCFD       Bank      RCON        Offices
                                                                             ----   ------------  ----       --------
 1. Loans secured by real estate ..........................................  1410..   6,822,917              .......    1.
    a. Construction and land development ..................................           .........   1415..      77,117    1.a
    b. Secured by farmland (including farm residential and other
       improvements) ......................................................           .........   1420..         374    1.b
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential
           properties and extended under lines of credit ..................           .........   1797..     124,597    1.c1
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens .....................................           .........   5367..   5,888,225    1.c2a
           (b) Secured by junior liens ....................................           .........   5368..     331,609    1.c2b
    d. Secured by multifamily (5 or more) residential properties ..........           .........   1460..      51,824    1.d
    e. Secured by nonfarm nonresidential properties .......................           .........   1480..     349,171    1.e
 2. Loans to depository institutions:
    a. To commercial banks in the U.S. ....................................           .........   1505..     403,755    2.a
       (1) To U.S. branches and agencies of foreign banks .................  1506..         372              .......    2.a1
       (2) To other commercial banks in the U.S. ..........................  1507..     408,559              .......    2.a2
    b. To other depository institutions in the U.S. .......................  1517..           0   1517..           0    2.b
    c. To banks in foreign countries ......................................           .........   1510..         835    2.c
       (1) To foreign branches of other U.S. banks ........................  1513..       1,356              .......    2.c1
       (2) To other banks in foreign countries ............................  1516..      64,043              .......    2.c2
 3. Loans to finance agricultural production and other loans to farmers ...  1590..       3,308   1590..       3,308    3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile) ......................................  1763..   3,380,139   1763..   3,379,722    4.a
    b. To non-U.S. addressees (domicile) ..................................  1764..      54,968   1764..           0    4.b
 5. Acceptances of other banks:
    a. Of U.S. banks ......................................................  1756..           0   1756..           0    5.a
    b. Of foreign banks ...................................................  1757..       4,741   1757..       4,741    5.b
 6. Loans to individuals for household, family, and other personal
    expenditures (i.e., consumer loans) (includes purchased paper) ........           .........   1975..     783,261    6.
    a. Credit cards and related plans (includes check credit and other
       revolving credit plans) ............................................  2008..     195,160              .......    6.a
    b. Other (includes single payment, installment, and all student loans).  2011..     588,812              .......    6.b
 7. Loans to foreign governments and official institutions (including
    foreign central banks) ................................................  2081..       5,000   2081..       5,000    7.
 8. Obligations (other than securities and leases) of states and political subdivisions in the U.S. (includes nonrated industrial development
    obligations) ..........................................................  2107..      10,018   2107..      10,018    8.
 9. Other loans ...........................................................  1563..     694,870              .......    9.
    a. Loans for purchasing or carrying securities (secured and unsecured).           .........   1545..      58,615    9.a
    b. All other loans (exclude consumer loans) ...........................           .........   1564..     636,255    9.b
10. Lease financing receivables (net of unearned income) ..................           .........   2165..     744,722    10.
    a. Of U.S. addressees (domicile) ......................................  2182..     744,722              .......    10.a
    b. Of non-U.S. addressees (domicile) ..................................  2183..           0              .......    10.b
11. LESS: Any unearned income on loans reflected in items 1-9 above .......  2123..       1,922   2123..       1,018    11.
12. Total loans and leases, net of unearned income (sum of items 1 through
    10 minus item 11) (total of column A must equal Schedule RC, item 4.a).  2122..  12,977,063   2122..  12,852,131    12.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC-7
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      17
Transit Number: 91000019

Schedule RC-C - Continued

Part I. Continued

Memoranda                                                                          Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------- --------------------
                                                                              RCFD
                                                                              ----
 1. Not applicable.
 2. Loans and leases restructured and in compliance with modified terms
    (included in Schedule RC-C, part I, above and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):
    a. Loans secured by real estate:
       (1) To U.S. addressees (domicile) ...................................  1687..           0                      M.2.a1
       (2) To non-U.S. addressees (domicile) ...............................  1689..           0                      M.2.a2
    b. All other loans and all lease financing receivables (exclude loans to
       individuals for household, family, and other personal expenditures)..  8691..           0                      M.2.b
    c. Commercial and industrial loans to and lease financing receivables of non-U.S. addressees (domicile) included in Memorandum item 2.b
       above................................................................  8692..           0                      M.2.c
 3. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
    a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices with a remaining maturity or repricing frequency of:(1,2)
                                                                              RCON
                                                                              ----
       (1) Three months or less ............................................  A564..   5,424,682                      M.3.a1
       (2) Over three months through 12 months .............................  A565..     238,376                      M.3.a2
       (3) Over one year through three years ...............................  A566..      21,833                      M.3.a3
       (4) Over three years through five years..............................  A567..      11,417                      M.3.a4
       (5) Over five years through 15 years.................................  A568..     101,225                      M.3.a5
       (6) Over 15 years ...................................................  A569..      83,643                      M.3.a6
    b. All loans and leases other than closed-end loans secured by first liens on 1-4 family residential properties with a remaining maturity or repricing frequency of (1,3)
                                                                              RCFD
                                                                              ----
       (1) Three months or less.............................................  A570..   2,299,456                      M.3.b1
       (2) Over three months through 12 months .............................  A571..   1,875,521                      M.3.b2
       (3) Over one year through three years ...............................  A572..     723,356                      M.3.b3
       (4) Over three years through five years..............................  A573..   1,380,934                      M.3.b4
       (5) Over five years through 15 years.................................  A574..     706,063                      M.3.b5
       (6) Over 15 years ...................................................  A575..      84,940                      M.3.b6
    c. Fixed rate AND floating rate loans and leases with a REMAINING
       MATURITY of one year or less (included in Memorandum items 3.a
       and 3.b above).......................................................  A247..   8,241,690                      M.3.c
    d. Fixed rate AND floating rate loans secured by nonfarm nonresidential
       properties in domestic offices (4) with a REMAINING MATURITY of over   RCON
                                                                              ----
       five years (included in Memorandum item 3.b above)...................  A577..     109,031                      M.3.d
    e. Fixed rate AND floating rate commercial and industrial loans (5) with
       a REMAINING MATURITY of over three years (included in Memorandum       RCFD
                                                                              ----
       item 3.b above)......................................................  A578..   1,542,081                      M.3.e

--------------

(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(3) Sum of Memorandum items 3.b.(1) through 3.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C,
    Part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(4) As defined for Schedule RC-C, part I, item 1.e., column B.
(5) As defined for Schedule RC-C, part I, item 4., column A.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC-8
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      18
Transit Number: 91000019

Schedule RC-C - Continued

Part I. Continued

Memoranda (continued)

                                                                                                  Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
 4. Loans to finance commercial real estate, construction, and land                RCON
    development activities (NOT SECURED BY REAL ESTATE) included in                ----
    Schedule RC-C, part I, items 4 and 9, column A, page RC-6(1) ..............    2746..           0                    M.4
 5. Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6)  5369..   5,324,275                    M.5
 6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C,
    part I, item 1.c.(2)(a), column B, page RC-6) .............................    5370..   1,238,256                    M.6

_____________
(1) Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e.


Schedule RC-D - Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                     C420   <-
                                                                                                  Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                             RCON
                                                                                                   ----
 1. U.S. Treasury securities in domestic offices ................................................  3531..                0   1.
 2. U.S. Government agency obligations in domestic offices (exclude mortgage-backed
    securities)....... ..........................................................................  3532..              N/A   2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices ......  3533..              N/A   3.
 4. Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA .....................  3534..           10,210   4.a
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
       (include CMOs, REMICs, and stripped MBS)..................................................  3535..              N/A   4.b
    c. All other mortgage-backed securities......................................................  3536..              N/A   4.c
 5. Other debt securities in domestic offices ...................................................  3537..              N/A   5.
 6. Certificates of deposit in domestic offices .................................................  3538..              N/A   6.
 7. Commercial paper in domestic offices ........................................................  3539..              N/A   7.
 8. Bankers acceptances in domestic offices .....................................................  3540..              N/A   8.
 9. Other trading assets in domestic offices ....................................................  3541..              N/A   9.
                                                                                                   RCFN
                                                                                                   ----
10. Trading assets in foreign offices ...........................................................  3542..              N/A  10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
                                                                                                   RCON
                                                                                                   ----
    a. In domestic offices ......................................................................  3543..           25,467  11.a
                                                                                                   RCFN
                                                                                                   ----
    b. In foreign offices .......................................................................  3543..              N/A  11.b
                                                                                                   RCFD
                                                                                                   ----
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) ...........  3545..           35,677  12.

LIABILITIES
13. Liability for short positions ...............................................................  3546..              N/A  13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity
    contracts ...................................................................................  3547..           24,894  14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) ......  3548..           24,894  15.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC-9
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      19
Transit Number: 91000019

Schedule RC-E - Deposit Liabilities

Part I. Deposits in Domestic Offices

                                                                         Dollar Amounts in Thousands             C425   <-
                                                          ------------------------------------------------------ --------
                                                                                                      Nontransaction
                                                                    Transaction  Accounts                Accounts
                                                           ----------------------------------------- --------------------
                                                               (Column A)         (Column B)           (Column C)
                                                            Total transaction     Memo: Total             Total
                                                           accounts (including  demand deposits      nontransaction
                                                              total demand       (included in           accounts
                                                                deposits)          column A)        (including MMDAs)
                                                           -------------------- -------------------- --------------------

---------------------------------------------------------- -------------------- -------------------- --------------------
                                                           RCON                 RCON                RCON
Deposits of:
1. Individuals, partnerships, and corporations ..........  2201     2,669,334  2240     2,505,849  2346     5,394,631  1.
2. U.S. Government ......................................  2202        30,171  2280        30,171  2520             0  2.
3. States and political subdivisions in the U.S. ........  2203        34,482  2290        34,370  2530         8,617  3.
4. Commercial banks in the U.S. .........................  2206       901,287  2310       901,287  2550             0  4.
5. Other depository institutions in the U.S. ............  2207        10,659  2312        10,659  2349             0  5.
6. Banks in foreign countries ...........................  2213        11,404  2320        11,404                   0  6.
7. Foreign governments and official institutions
   (including foreign central banks) ....................  2216             0  2300             0  2377             0  7.
8. Certified and official checks ........................  2330        30,818  2330        30,818                      8.
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC,
   item 13.a) ...........................................  2215     3,688,155  2210     3,524,558  2385     5,403,248  9.

Memoranda
                                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCON
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ........................  6835       496,110  M.1.a
   b. Total brokered deposits ....................................................................  2365             0  M.1.b
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000 ..........................................  2343             0  M.1.c1
      (2) Issued either in denominations of $100,000 or in denominations greater than $100,000
          and participated out by the broker in shares of $100,000 or less .......................  2344             0  M.1.c2
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining
          maturity of one year or less (included in Memorandum item 1.c.(1) above)................  A243             0  M.1.d1
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
          maturity of one year or less (included in Memorandum item 1.b above)....................  A244             0  M.1.d2
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
      reported in item 3 above which are secured or collateralized as required under state law) ..  5590        35,227  M.1.e
2. Components of total nontransaction accounts (sum of Memoranda items 2.a through 2.d must equal item 9, column C above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs) ..................................................  6810     1,767,642  M.2.a1
      (2) Other savings deposits (excludes MMDAs) ................................................  0352     1,856,993  M.2.a2
   b. Total time deposits of less than $100,000 ..................................................  6648     1,590,872  M.2.b
   c. Total time deposits of $100,000 or more ....................................................  2604       187,741  M.2.c
3. All NOW accounts (included in column A above) .................................................  2398       163,597  M.3
4. Not applicable

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC- 10
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      20
Transit Number: 91000019

Schedule RC-E - Continued


Memoranda (continued)
                                                                                                   Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------


5. Maturity and repricing data for time deposits of less than $100,000:
   a. Time deposits of less than $100,000 with a remaining maturity or repricing                    RCON
      frequency of: (1, 2)                                                                          ----
      (1) Three months or less ...................................................................  A579. .    259,236  M.5.a1
      (2) Over three months through 12 months ....................................................  A580. .    649,753  M.5.a2
      (3) Over one year through three years ......................................................  A581. .    538,897  M.5.a3
      (4) Over three years .......................................................................  A582. .    142,986  M.5.a4
   b. Fixed rate AND floating rate time deposits of less than $100,000 with a REMAINING
      MATURITY of one year or less (included in Memorandum items 5.a.(1) through 5.a.(4) above)...  A241. .    909,989  M.5.b

6. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or repricing frequency of: (1, 3)
      (1) Three months or less ...................................................................  A584. .     60,304  M.6.a1
      (2) Over three months through 12 months ....................................................  A585. .     62,573  M.6.a2
      (3) Over one year through three years ......................................................  A586. .     44,191  M.6.a3
      (4) Over three years .......................................................................  A587. .     20,673  M.6.a4
   b. Fixed rate AND floating rate time deposits of $100,000 or more with a REMAINING
      MATURITY of one year or less (included in Memorandum items 6.a.(1) through 6.a.(4) above)...  A242. .    122,877  M.6.b

-------------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E Memorandum item 2.c above.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RI-11
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      21
Transit Number: 91000019

Schedule RC-E Continued

Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                                                                    Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------- ---------------------------
                                                                                                    RCFN
Deposits of:                                                                                        ----
1. Individuals, partnerships, and corporations ...................................................  2621..     901,042  1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) ................................  2623..   3,206,730  2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs) ...  2625..      31,227  3.
4. Foreign governments and official institutions (including foreign central banks) ...............  2650..           0  4.
5. Certified and official checks .................................................................  2330..          38  5.
6. All other deposits ............................................................................  2668..         134  6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b) ..........................  2200..   4,139,171  7.

Memorandum

                                                                                                    Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------- ----------------------------
                                                                                                   RCFD
                                                                                                   ----
1. Time deposits with a remaining maturity of one year or less (included in Part II,
   item 7 above) ................................................................................  A245..        4,128,384  M.1

Schedule RC-F - Other Assets

                                                                                                                     C430   <-
                                                                                                    Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------- ----------------------------
                                                                                                   RCFD
                                                                                                   ----
1. Income earned, not collected on loans ........................................................  2164..           55,571  1.
2. Net deferred tax assets(1) ...................................................................  2148..                0  2.
3. Interest only strips receivable (not in the form of a security)(2) on:
   a. Mortgage loans ............................................................................  A519..                0  3.a
   b. Other financial assets ....................................................................  A520..                0  3.b
4. Other (itemize amounts that exceed 25% of this item) .........................................  2168..          180,226  4.

       TEXT                                                                 RCFD
       ----                                                                 ----
   a.  3549  Bank owned life insurance                                      3549..         79,801                  ........ 4.a
       ----------------------------------------------------------------
   b.  3550                                                                 3550..         N/A                     ........ 4.b
       ----------------------------------------------------------------
   c.  3551                                                                 3551..         N/A                     ........ 4.c
      -----------------------------------------------------------------

5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ...........................  2160..          235,797  5.


Memorandum
                                                                                                    Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------- ----------------------------
                                                                                                   RCFD
                                                                                                   -----
1. Deferred tax assets disallowed for regulatory capital purposes ...............................  5610..                0  M.1
                                                                                                  ---------------------------


Schedule RC-G - Other Liabilities

                                                                                                                     C435   <-
                                                                                                    Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------- ----------------------------
                                                                                                   RCON
                                                                                                   ----
1. a. Interest accrued and unpaid on deposits in domestic offices(3) ............................  3645..           30,796  1.a
                                                                                                   RCFD
                                                                                                   ----
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) .................  3646..          284,466  1.b
2. Net deferred tax liabilities(1) ..............................................................  3049..          150,058  2.
3. Minority interest in consolidated subsidiaries ...............................................  3000..              295  3.
4. Other (itemize and describe amounts that exceed 25% of this item) ............................  2938..           17,340  4.

       TEXT                                                                 RCFD
       ----                                                                 ----
   a.  3552  Miscellaneous accounts payable                                 3552..          7,431                  ........ 4.a
       ----------------------------------------------------------------
   b.  3553                                                                 3553..         N/A                     ........ 4.b
       ----------- ----------------------------------------------------
   c.  3554                                                                 3554..         N/A                     ........ 4.c
      -----------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ...........................  2930..          482,955  5.

____________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest only strips receivables in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5 as appropriate.
(3) For savings banks, include "dividends" accrued and unpaid on deposits.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC- 12
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      22
Transit Number: 91000019

Schedule RC-H - Selected Balance Sheet Items for Domestic Offices

                                                                                                                 C440
                                                                                                Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      Domestic Offices
                                                                                                    -------------------
                                                                                                    RCON
                                                                                                    ----

1.  Customers' liability to this bank on acceptances outstanding .................................  2155. .     12,864   1.
2.  Bank's liability on acceptances executed and outstanding .....................................  2920. .     12,864   2.
3.  Federal funds sold and securities purchased under agreements to resell .......................  1350. .  4,544,846   3.
4.  Federal funds purchased and securities sold under agreements to repurchase ...................  2800. .  4,483,337   4.
5.  Other borrowed money .........................................................................  3190. .    333,135   5.
    EITHER
6.  Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ..................  2163. .        N/A   6.
    OR
7.  Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ....................  2941. .  3,954,506   7.
8.  Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs) 2192. . 20,263,210   8.
9.  Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and
    IBFs) ......................................................................................... 3129. . 14,716,377   9.

Items 10 - 17 Include Held-to-Maturity and Available-for-Sale Securities in Domestic Offices.

10. U.S. Treasury securities .....................................................................  1779. .    421,569  10.
11. U.S. Government agency obligations (excludes mortgage-backed
    securities) ..................................................................................  1785. .        323  11.
12. Securities issued by states and political subdivisions in the U.S. ...........................  1786. .    139,026  12.
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ..........................................  1787. .    389,480  13.a.1
       (2) Other pass-through securities .........................................................  1869. .         51  13.a.2
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ..........................................  1877. .     23,913  13.b.1
       (2) All other mortgage-backed securities ..................................................  2253. .      2,102  13.b.2
14. Other domestic debt securities ...............................................................  3159. .      6,346  14.
15. Foreign debt securities ......................................................................  3160. .          0  15.
16. Equity securities:
    a. Investments in mutual funds and other equity securities with readily determinable
       fair values................................................................................  A513. .      2,896  16.a
    b. All other equity securities ...............................................................  3169. .     90,679  16.b
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16) ........  3170. .  1,076,385  17.

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)
                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------

   EITHER
1. Net due from the IBF of the domestic offices of the reporting bank ............................  3051. .        N/A  M.1
   OR
2. Net due to the IBF of the domestic offices of the reporting bank ..............................  3059. .          0  M.2

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC- 13
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      23
Transit Number: 91000019

Schedule RC-I - Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                                   C445   <-
                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      RCFN
                                                                                                      ----
 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) ..................  2133..         N/A  1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I, item 12,
    column A) ......................................................................................  2076..         N/A  2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4, column A) .....  2077..         N/A  3.
 4. Total IBF liabilities (component of Schedule RC, item 21) ......................................  2898..         N/A  4.
 5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,
    part II, items 2 and 3) ........................................................................  2379..         N/A  5.
 6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6) ......  2381..         N/A  6.


Schedule RC-K - Quarterly Averages (1)
__________

                                                                                                                  C455    <-
                                                                                              Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
ASSETS
                                                                                                RCFD
                                                                                                ----
 1. Interest-bearing balances due from depository institutions ...............................  3381..           96,414   1.
 2. U.S. Treasury securities and U.S. Government agency obligations(2) .......................  3382..          970,426   2.
 3. Securities issued by states and political subdivisions in the U.S.(2) ....................  3383..          128,430   3.
 4. a. Other debt securities(2) ..............................................................  3647..            3,607   4.a
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock) .  3648..           93,544   4.b
 5. Federal funds sold and securities purchased under agreements to resell ...................  3365..        3,654,345   5.
 6. Loans:
    a. Loans in domestic offices:
                                                                                                RCON
                                                                                                ----
       (1) Total loans .......................................................................  3360..       11,686,790   6.a.1
       (2) Loans secured by real estate ......................................................  3385..        5,990,872   6.a.2
       (3) Loans to finance agricultural production and other loans to farmers ...............  3386..           21,397   6.a.3
       (4) Commercial and industrial loans ...................................................  3387..        4,181,148   6.a.4
       (5) Loans to individuals for household, family, and other personal expenditures .......  3388..          819,566   6.a.5
                                                                                                RCFN
                                                                                                ----
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs .............  3360..          168,104   6.b
                                                                                                RCFD
                                                                                                ----
 7. Trading assets ...........................................................................  3401..          418,553   7.
 8. Lease financing receivables (net of unearned income) .....................................  3484..          715,822   8.
 9. Total assets(4) ..........................................................................  3368..       18,728,736   9.

LIABILITIES
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,
                                                                                                RCON
                                                                                                ----
    and telephone and preauthorized transfer accounts) (exclude demand deposits) .............  3485..           84,564  10.
11. Nontransaction accounts in domestic offices:
    a. Money market deposit accounts (MMDAs) .................................................  3486..        1,747,098  11.a.
    b. Other savings deposits ................................................................  3487..        1,760,287  11.b.
    c. Time deposits of $100,000 or more .....................................................  A514..          281,909  11.c.
    d. Time deposits of less than $100,000 ...................................................  A529..        1,610,414  11.d.
                                                                                                RCFN
                                                                                                ----
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs ..  3404..        3,443,832  12.
                                                                                                RCFD
                                                                                                ----
13. Federal funds purchased and securities sold under agreements to repurchase ...............  3353..        3,962,655  13.
14. Other borrowed money (includes mortgage indebtedness and obligations under capitalized
    leases) ..................................................................................  3355..          340,818  14.

_____________
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC- 14
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      24
Transit Number: 91000019

Schedule RC-L - Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.


                                                                                                               C460    <-
                                                                                              Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     RCFD
 1. Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home
       equity lines ...............................................................................  3814 . .    235,982   1.a
    b. Credit card lines ..........................................................................  3815 . .          0   1.b
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate .......................................  3816 . .     53,309   1.c.1
       (2) Commitments to fund loans not secured by real estate ...................................  6550 . .     15,170   1.c.2
    d. Securities underwriting ....................................................................  3817 . .          0   1.d
    e. Other unused commitments ...................................................................  3818 . .  4,238,612   1.e

 2. Financial standby letters of credit and foreign office guarantees .............................  3819 . .    988,775   2.
                                                          RCFD
    a. Amount of financial standby letters of credit      ----
       conveyed to others ................................3820 . .           432,926                           . . . . .   2.a.

3. Performance standby letters of credit and foreign office guarantees ............................  3821 . .     89,173   3.
                                                          RCFD
   a. Amount of performance standby letters of credit     ----
      conveyed to others .................................3822 . .            16,770                           . . . . .   3.a

 4. Commercial and similar letters of credit ......................................................  3411 . .    148,233   4.

 5. Participations in acceptances (as described in the instructions) conveyed to others by
    the reporting bank ............................................................................  3428 . .          0   5.

 6. Participations in acceptances (as described in the instructions) acquired by the reporting
    (nonaccepting) bank ...........................................................................  3429 . .          0   6.

 7. Securities borrowed ...........................................................................  3432 . .  2,500,400   7.

 8. Securities lent (including customers' securities lent where the customer is indemnified
    against loss by the reporting bank) ...........................................................  3433 . .    324,290   8.

 9. Financial assets transferred with recourse that have been treated as sold for Call Report purposes:
    a. First lien 1-to-4 residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report date ...........  A521 . .     17,152   9.a.1
       (2) Amount of recourse exposure on these mortgages as of the report date ...................  A522 . .     17,152   9.a.2
    b. Other financial assets (excluding small business obligations reported in item 9.c.):
       (1) Outstanding principal balance of assets transferred as of the report date ............... A523 . .          0   9.b.1
       (2) Amount of recourse exposure on these assets as of the report date ....................... A524 . .          0   9.b.2
    c. Small business obligations transferred with recourse under section 208 of the
       Riegle Community Developement and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations transferred as of the
           report date ............................................................................  A249 . .          0   9.c.1
       (2) Amount of retained recourse on these obligations as of the report date .................  A250 . .          0   9.c.2

10. Notional amount of credit derivatives:
    a. Credit derivatives on which the reporting bank is the guarantor ............................  A534 . .          0  10.a
    b. Cretit derivatives on which the reporting bank is the beneficiary ..........................  A535 . .     40,000  10.b

11. Spot foreign exchange contracts ...............................................................  8765 . .     61,043  11.

12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC, item 28,
    "Total equity capital") .......................................................................  3430 . .          0  12.
       TEXT                                                                         RCFD
       -----                                                                        ----
   a.  3555:........................................................................3555 . .  N A             . . . . .   12.a
   b.  3556:........................................................................3556 . .  N A             . . . . .   12.b
   c.  3557:........................................................................3557 . .  N A             . . . . .   12.c
   d.  3558:........................................................................4558 . .  N A             . . . . .   12.d


Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC- 15
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      25
Transit Number: 91000019

Schedule RC-L - Continued

                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital")........................................................   5591..               0    13.
       TEXT                                                     RCON
       ----                                                     ----
   a.  5592:....................................................5592..      N/A                      ................    13.a
   b.  5593:....................................................5593..      N/A                      ................    13.b
   c.  5594:....................................................5594..      N/A                      ................    13.c
   d.  5595:....................................................5595..      N/A                      ................    13.d




                                                                                                                          C461  <-
                                                                                                        Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                       (Column A)          (Column B)          (Column C)            (Column D)
Off-balance Sheet                                                                                    Commodity
Derivatives                          Interest Rate       Foreign Exchange   Equity Derivative        And Other
Position Indicators                   Contracts            Contracts           Contracts             Contracts
--------------------------------------------------------------------------------------------------------------------------
14. Gross amounts (e.g.,
    notional amounts) (for each
    column, sum of items 14.a
    through 14.e must equal
    sum of items 15, 16.a,
    and 16.b):
    a. Futures contracts..........          16,500                 0                   0                     0     14.a
                                     RCFD 8693           RCFD 8694          RCFD 8695              RCFD 8696
    b. Forward contracts..........               0         1,065,549                   0                     0     14.b
                                     RCFD 8697           RCFD 8698          RCFD 8699              RCFD 8700
    c. Exchange-traded option
       contracts:
       (1) Written options........               0                 0                   0                     0     14.c1
                                     RCFD 8701           RCFD 8702          RCFD 8703              RCFD 8704
       (2) Purchased options......               0                 0                   0                     0     14.c2
                                     RCFD 8705           RCFD 8706          RCFD 8707              RCFD 8708
    d. Over-the-counter option
       contracts:
       (1) Written options........         615,060             4,000                   0                 9,349     14.d1
                                     RCFD 8709           RCFD 8710          RCFD 8711              RCFD 8712
       (2) Purchased options......         790,995             6,000                   0                 6,570     14.d2
                                     RCFD 8713           RCFD 8714          RCFD 8715              RCFD 8716
    e. Swaps......................       4,531,600                 0                   0                 9,599     14.e
                                     RCFD 3450           RCFD 3826          RCFD 8719              RCFD 8720
15. Total gross notional amount
    of derivatives contracts
    held for trading..............       2,313,555         1,075,549                   0                25,518     15.
                                     RCFD A126           RCFD A127          RCFD 8723              RCFD 8724
16. Total gross notional amount
    of derivative contracts
    held for purposes other
    than trading:
    a. Contracts marked
       to market .................               0                 0                   0                     0     16.a
                                     RCFD 8725           RCFD 8726          RCFD 8727              RCFD 8728
    b. Contracts not marked
       to market .................       3,640,600                 0                   0                     0     16.b
                                     RCFD 8729           RCFD 8730          RCFD 8731              RCFD 8732
    c. Interest rate swap
       where the bank has
       agreed to pay a
       fixed rate.................         200,000.................................................................16.c
                                     RCFD A589



Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC-16
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      26
Transit Number: 91000019

Schedule RC-L--Continued



                                                                                              Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
                                       (Column A)            (Column B)          (Column C)           (Column D)
   Off-balance Sheet                                                               Equity             Commodity
   Derivatives Position              Interest Rate        Foreign Exchange       Derivative           And Other
   Indicators                          Contracts             Contracts           Contracts            Contracts
--------------------------------------------------------------------------------------------------------------------------

17. Gross fair values of
    derivative contracts:
    a. Contracts held for
       trading:                    RCFD                  RCFD                 RCFD                 RCFD
                                   ----                  ----                 ----                 ----
       (1) Gross
           positive
           fair
           value _______________   8733..        4,303    8734..     20,542   8735..          0     8736..         622  17.a1
       (2) Gross
           negative
           fair
           value _______________   8737..        4,967    8738..     19,295   8739..          0     8740..         638  17.a2
    b. Contracts
       held for
       purposes
       other than
       trading that
       are marked  to
       market:
       (1) Gross
           positive
           fair
           value _______________   8741..            0    8742..          0   8743..          0     8744..           0  17.b1
       (2) Gross
           negative
           fair
           value _______________   8745..            0    8746..          0   8747..          0     8748..           0  17.b2
    c. Contracts
       held for
       purposes
       other than
       trading that
       are not
       marked
       to market:
       (1) Gross
           positive
           fair
           value _______________   8749..       79,331    8750..          0   8751..          0     8752..           0  17.c1
       (2) Gross
           negative
           fair
           value _______________   8753..          245    8754..          0   8755..          0     8756..           0  17.c2



Memoranda                                                                                     Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------- --------------------
                                                                                                     RCFD
                                                                                                     ----
 1.-2. Not applicable ____________________________________________________________________________       ..............
 3. Unused commitments with an original maturity exceeding one year that are reported in
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments
    that are fee paid or otherwise legally binding) ______________________________________________  3833.. 4,070,198     M.3
    a. Participations in commitments with an original       RCFD
                                                            ----
       maturity exceeding one year conveyed to others _____ 3834..               239,769                   ...........   M.3a
 4. To be completed only by banks with $1 billion or more in total assets:
    Standby letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S. addressees (domicile) included in Schedule RC-L,
    items 2 and 3, above _________________________________________________________________________  3377..        75     M.4
 5. Installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold (with servicing retained), amounts outstanding by type of loan:
    a. Loans to purchase private passenger automobiles (to be completed for the September
       report only) ______________________________________________________________________________   2741..       N/A    M.5.a
    b. Credit cards and related plans (TO BE COMPLETED QUARTERLY) ________________________________   2742..        0     M.5.b
    c. All other consumer installment credit (including mobile home loans)(to be completed for the
       September report only) ____________________________________________________________________   2743..       N/A    M.5.c



Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC- 17
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      27
Transit Number: 91000019

Schedule RC-M - Memoranda

                                                                                                                         C465   <-
                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------


1. Extensions of credit by the reporting bank to its executive officers, directors, principal
   shareholders, and their related interests as of the report date:                                   RCFD
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal    ----
      shareholders, and their related interests ....................................................  6164. .      5,650  1.a
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including
      extensions of credit to related interests) equals or exceeds the lesser       RCFD       Number
      of $500,000 or 5 percent of total capital as defined for this purpose         ----       ------
      in agency regulations........................................................ 6165. .      3             . . . . .  1.b

2. Federal funds sold and securities purchased under agreements to resell with U.S.
   branches and agencies of foreign banks (1) (included in Schedule RC, items 3.a and 3.b)..........  3405. .    497,500  2.

3. Not applicable.

4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
   (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract .....................................................  5500. .          0  4.a
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer .......................................................  5501. .          0  4.b.1
      (2) Serviced without recourse to servicer ....................................................  5502. .          0  4.b.2
   c. Mortgages serviced under a FNMA contract:
      (1) Serviced under a regular option contract .................................................  5503. .          0  4.c.1
      (2) Serviced under a special option contract .................................................  5504. .          0  4.c.2
   d. Mortgages serviced under other servicing contracts ...........................................  5505. .    446,383  4.d

5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addressees (domicile) ...................................................................  2103. .     15,413  5.a
   b. Non-U.S. addressees (domicile) ...............................................................  2104. .      8,512  5.b

6. Intangible assets:
   a. Mortgage servicing rights ....................................................................  3164. .          0  6.a
      (1) Estimated fair value of mortgage servicing assets.........................................  A590. .          0  6.a.1
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships ......................................................  5506. .          0  6.b.1
      (2) All other identifiable intangible assets .................................................  5507. .        339  6.b.2
   c. Goodwill .....................................................................................  3163. .     16,368  6.c
   d. Total (sum of items 6.a, 6.b.1, 6.b.2 and 6.c) (must equal Schedule RC, item 10) .............  2143. .     16,707  6.d
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been
      grandfathered or are otherwise qualifying for regulatory capital purposes ....................  6442. .          0  6.e

7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to redeem
   the debt ........................................................................................  3295. .          0  7.

--------------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC- 18
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      28
Transit Number: 91000019

Schedule RC-M - Continued

                                                                                              Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
 8. a. Other real estate owned:                                                              RCFD
                                                                                             ----
       (1) Direct and indirect investments in real estate ventures ........................  5372..                0   8.a.1
       (2) All other real estate owned:                                                      RCON
                                                                                             ----
           (a) Construction and land development in domestic offices ......................  5508..                0   8.a.2a
           (b) Farmland in domestic offices ...............................................  5509..                0   8.a.2b
           (c) 1-4 family residential properties in domestic offices ......................  5510..            6,364   8.a.2c
           (d) Multifamily (5 or more) residential properties in domestic offices .........  5511..                0   8.a.2d
           (e) Nonfarm nonresidential properties in domestic offices ......................  5512..              109   8.a.2e
                                                                                             RCFN
                                                                                             ----
           (f) In foreign offices .........................................................  5513..                0   8.a.2f
                                                                                             RCFD
                                                                                             ----
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ......  2150..            6,473   8.a.3
    b. Investments in unconsolidated subsidiaries and associated companies:
       (1) Direct and indirect investments in real estate ventures ........................  5374..                0   8.b.1
       (2) All other investments in unconsolidated subsidiaries and associated companies ..  5375..                0   8.b.2
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ......  2130..                0   8.b.3

 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
    item 23, "Perpetual preferred stock and related surplus" ..............................  3778..                0   9.

10. Mutual fund and annuity sales in domestic offices during the quarter (include
    proprietary, private label, and third party mutual funds):                               RCON
                                                                                             ----
    a. Money market funds .................................................................  6441..           73,725  10.a
    b. Equity securities funds ............................................................  8427..                0  10.b
    c. Debt securities funds ..............................................................  8428..                0  10.c
    d. Other mutual funds .................................................................  8429..           50,131  10.d
    e. Annuities ..........................................................................  8430..           11,720  10.e
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through
       10.e above) ........................................................................  8784..           77,704  10.f

                                                                                             RCFD
11. Net unamortized realized deferred gains (losses) on off-balance sheet derivative         ----
    contracts included in assets and liabilities reported in Schedule RC...................  A525..          (25,990) 11.

12. Amount of assets netted against nondeposit liabilities and deposits in foreign offices (other than insured branches in Puerto Rico and U.S. territories and possessions) on the balance sheet (Schedule RC) in accordance with generally
    accepted accounting principles(1) .....................................................  A526..                0  12.

13. Outstanding principal balance of loans other than 1-4 family residential mortgage mortgage loans that are serviced for others (to be completed if this balance is
    more than $10 million and exceeds ten percent of total assets) ........................  A591..                0  13.

Memorandum

                                                                                              Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
1. (to be completed for the December report only) Reciprocal holdings of banking
   organizations' capital instruments .....................................................  3836..                0   M.1.

----------
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC- 19
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      29
Transit Number: 91000019

Schedule RC-N - Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                    C470      <-
                                                                                             Dollar Amounts In Thousands
-------------------------------------------------------------------------------------------------------------------------
                                                       -----(column a)----  ----(column b)----  ------(column c)---------
                                                            past due            past due 90           nonaccrual
                                                           30 through 89        days or more
                                                           days and still        and still
                                                             accruing            accruing
                                                       --------------------  ------------------  -------------------------
                                                       RCFD                  RCFD                RCFD
                                                       ----                  ----                ----
 1. Loans secured by real estate:
    a. To U.S. addressees (domicile) ................  1245. .       27,082  1246. .      1,971  1247. .      8,682   1.a
    b. To non-U.S. addressees (domicile) ............  1248. .            0  1249. .          0  1250. .          0   1.b
 2. Loans to depository institutions and
    acceptances of other banks:
    a. To U.S. banks and other U.S. depository
       institutions .................................  5377. .            0  5378. .          0  5379. .          0   2.a
    b. To foreign banks .............................  5380. .            0  5381. .          0  5382. .          0   2.b
 3. Loans to finance agricultural production and
    other loans to farmers ..........................  1594. .            0  1597. .         18  1583. .          0   3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile) ................  1251. .       36,315  1252. .          0  1253. .      6,966   4.a
    b. To non-U.S. addressees (domicile) ............  1254. .            0  1255. .          0  1256. .          0   4.b
 5. Loans to individuals for household, family, and
    other personal expenditures:
    a. Credit cards and related plans ...............  5383. .        2,045  5384. .          0  5385. .          0   5.a
    b. Other (includes single payment, installment,
       and all student loans) .......................  5386. .       21,890  5387. .      1,858  5388. .      1,408   5.b
 6. Loans to foreign governments and official
    institutions ....................................  5389. .            0  5390. .          0  5391. .          0   6.
 7. All other loans .................................  5459. .       14,803  5460. .         70  5461. .         47   7.
 8. Lease financing receivables:
    a. Of U.S. addressees (domicile) ................  1257. .            0  1258. .          0  1259. .     10,436   8.a
    b. Of non-U.S. addressees (domicile) ............  1271. .            0  1272. .          0  1791. .          0   8.b
 9. Debt securities and other assets (exclude other
    real estate owned and other repossessed assets) .  3505. .            0  3506. .          0  3507. .          0   9.

================================================================================
Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

10. Loans and leases reported in items 1               RCFD                 RCFD                RCFD
    through 8 above which are wholly or partially      ----                 ----                ----
    guaranteed by the U.S. Government ...............  5612. .       1,539  5613. .         58  5614. .        726   10.
    a. Guaranteed portion of loans and leases
       included in item 10 above ....................  5615. .       1,198  5616. .         43  5617. .        512   10.a

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC-20
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      30
Transit Number: 91000019


Schedule RC-N - Continued
Memoranda


                                                                                                              C473   <-

                                                                                                 Dollar Amounts in Thousands
                                                       -------------------------------------------------------------------------
                                                          (Column A)          (Column B)             (Column C)
                                                           Past due           Past due 90            Nonaccrual
                                                         30 through 89        days or more
                                                        days and still         and still
                                                           accruing            accruing
------------------------------------------------------ -------------------- -------------------- -------------------------------

 1. Restructured loans and leases included in
    Schedule RC-N, items 1 through 8, above            RCFD                RCFD               RCFD
    (and not reported in Schedule RC-C, Part I,        ----                ----               ----
    Memorandum item 2).................................1658..           0  1659..         0   1661..            0  M.1
 2. Loans to finance commercial real estate,
    construction, and land development activities
    (NOT SECURED BY REAL ESTATE) included in
    Schedule RC-N, items 4 and 7, above ...............6558..           0  6559..         0   6560..            0  M.2
 3. Loans secured by real estate in domestic offices
    (included in Schedule RC-N, item 1, above):        RCON                RCON               RCON
                                                       ----                ----               ----
    a. Construction and land development ..............2759..       2,155  2769..          0  3492..          482  M.3a
    b. Secured by farmland ............................3493..           0  3494..          0  3495..            0  M.3b
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by
           1-4 family residential properties and
           extended under lines of credit .............5398..       2,006  5399..        488  5400..            0  M.3c1
       (2) All other loans secured by 1-4 family
           residential properties .....................5401..      20,250  5402..      1,483  5403..        7,049  M.3c2
    d. Secured by multifamily (5 or more)
       residential properties .........................3499..           0  3500..          0  3501..            0  M.3d
    e. Secured by nonfarm nonresidential properties ...3502..       2,671  3503..          0  3504..        1,151  M.3e
                                                      --------------------------------------------------------------------------

                                                      ----------------------------------------------------
                                                          (Column A)          (Column B)
                                                          Past due 30         Past due 90
                                                        through 89 days       days or more
                                                      -------------------- --------------------------------

 4. Interest rate, foreign exchange rate, and other    RCFD                  RCFD
    commodity and equity contracts:                    ----                  ----
    a. Book value of amounts carried as assets ........3522..            14   3528..         0  M.4.a
    b. Replacement cost of contracts with a
       positive replacement cost ......................3529..             0   3530..         0  M.4.b
                                                      --------------------------------------------------------

                                                                        C477 <-
------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:
                                                           (612) 667-9895
CHRIS MOCOL, MANAGER OF REGULATORY REPORTING
------------------------------------------------------------------------------
Name and Title (TEXT 8901)          Area code/phone number/extension (TEXT 8902)

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC-21
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      31
Transit Number: 91000019

Schedule RC-O - Other Data for Deposit Insurance Assessments and FICO
Assessments
__________

                                                                                                                         C475   <-
                                                                                                        Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCON
 1. Unposted debits (see instructions):                                                            ------
    a. Actual amount of all unposted debits ......................................................  0030..         N/A   1.a
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits ...................................  0031..           0   1.b1
       (2) Actual amount of unposted debits to time and savings deposits(1) ......................  0032..           0   1.b2

 2. Unposted credits (see instructions):
    a. Actual amount of all unposted credits .....................................................  3510..         N/A   2.a
       OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits ..................................  3512..           0   2.b1
       (2) Actual amount of unposted credits to time and savings deposits(1) .....................  3514..           0   2.b2

 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total
    deposits in domestic offices) ................................................................  3520..           0   3.

 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in
    Puerto Rico and U.S. territories and possessions (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries ..............................................  2211..      12,928   4.a
    b. Time and savings deposits(1) of consolidated subsidiaries .................................  2351..           0   4.b
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries ......................  5514..           0   4.c

 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II) ..................  2229..           0   5.a
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II) .....  2383..           0   5.b
    c. Interest accrued and unpaid on deposits in insured branches
       (included in Schedule RC-G, item 1.b) .....................................................  5515..           0   5.c

 Item 6 is not applicable to state nonmember banks that have not been authorized by the
 Federal Reserve to act as pass-through correspondents.

 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit
    liabilities of the reporting bank:                                                              RCON
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or 5,        ------
       column B)..................................................................................  2314..         145   6.a
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,
       item 4 or 5, column A or C, but not column B)..............................................  2315..           0   6.b

 7. Unamortized premiums and discounts on time and savings deposits: (1,2)
    a. Unamortized premiums ......................................................................  5516..      49,421   7.a
    b. Unamortized discounts .....................................................................  5517..           0   7.b

 8. To be completed by banks with "Oakar deposits."
    a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter
       (1) Total deposits purchased or acquired from other FDIC-insured institutions
           during the quarter.....................................................................  A531..         N/A   8.a.1
       (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits
           attributable to SAIF; SAIF members report deposits attributable to BIF)................  A532..         N/A   8.a.2
    b. Total deposits sold or transferred during the quarter......................................  A533..         N/A   8.b

----------
(1) For FDIC and FICO insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transactions accounts other than demand deposits.
(2) Exclude core deposit intangibles.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC- 22
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      32
Transit Number: 91000019

Schedule RC-O - Continued

                                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCON
                                                                                                    ----
9.  Deposits in lifeline accounts ______________________________________________________________    5596..              9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total
    deposits in domestic offices) ______________________________________________________________    8432..           0  10.

11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross
       basis in Schedule RC-E had been reported on a net basis _________________________________    8785             0  11.a
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported
       on a net basis in Schedule RC-E had been reported on a gross basis ______________________    A181             0  11.b
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured
       branches in Puerto Rico and U.S. territories and possessions in Schedule RC-E ___________    A182             0  11.c

12. Amount of assets netted against deposit liabilities on the balance sheet (Schedule
    RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a.  Amount of assets netted against demand deposits ________________________________________    A527             0  12.a
    b.  Amount of assets netted against time and savings deposits ______________________________    A528             0  12.b

Memoranda

(to be completed each quarter except as noted)                                                        Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
1. Total deposits in domestic offices of the bank
   (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
   a. Deposit accounts of $100,000 or less:                                                        RCON
                                                                                                   ----
      (1) Amount of deposit accounts of $100,000 or less _______________________________________   2702..   5,222,707  M.1a1
      (2) Number of deposit accounts of $100,000 or less   RCON           Number
                                                           ----           ------
          (to be completed for the June report only)______ 3779..        N/A                              ...........  M.1a2
   b. Deposit accounts of more than $100,000:
      (1) Amount of deposit accounts of more than $100,000 _____________________________________   2710..   3,868,696  M.1b1
      (2) Number of deposit accounts of more than          RCON           Number
                                                           ----           ------
          $100,000 _______________________________________ 2722..         6,636                           ...........  M.1b2

2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a method or               RCON      YES   NO
      procedure for determining a better estimate of uninsured deposits than the                   ----
      estimate described above __________________________________________________________________  6861..          X   M.2.a
   b. If the box marked YES has been checked, report the estimate of uninsured deposits
      determined by using your bank's method or procedure _______________________________________  5597..    N/A       M.2.b


3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report or Thrift Financial Report?
   If so, report the legal title and FDIC Certificate Number of the parent bank
   or parent savings association:                                                                           FDIC Cert No
   TEXTA545: ____________________________________________________________________________________  A545..    N/A       M.3

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC-23
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      33
Transit Number: 91000019


Schedule RC-R - Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1996, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.


                                                                                                                C480    <-
1. Test for determining the extent to which Schedule RC-R must be completed.  To be completed
   only by banks with total assets of less than $1 billion.  Indicate in the appropriate             RCFD     YES       NO
   box at the right whether the bank has total capital greater than or equal to eight percent        ----     ---       --
   of adjusted total assets ...............................................................          6056      N/A      1.
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.  If the box marked
   NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

NOTE: All banks are required to complete items 2 and 3 below. See optional worksheet for items 3.a through 3.f.

                                                                                           Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
                                                                                           RCFD
2. Portion of qualifying limited-life capital instruments (original weighted average       ----
   maturity of at least five years) that is includible in Tier 2 capital:
   a. Subordinated debt (1) and intermediate term preferred stock......................    A515..           0   2.a
   b. Other limited-life capital instruments...........................................    A516..           0   2.b

3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards):
   a. Tier 1 capital...................................................................    8274..   1,556,376   3.a
   b. Tier 2 capital...................................................................    8275..     174,995   3.b
   c. Total risk-based capital.........................................................    3792..   1,731,371   3.c
   d. Excess allowance for loan and lease losses (amount that exceeds 1.25% of gross
      risk-weighted assets)............................................................    A222..      50,300   3.d
   e. Net risk-weighted assets (gross risk-weighted assets less excess allowances
      reported in item 3.d above and all other deductions).............................    A223..  13,949,295   3.e
   f. "Average total assets" (quarterly average reported in Schedule RC-K, item 9, less
      all assets deducted from Tier 1 capital) (2).....................................    A224..  18,713,633   3.f


Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.

                                                                (Column A)                         (Column B)
                                                             Assets Recorded                Credit Equivalent Amount
                                                                on the                         of Off-Balance
                                                              Balance Sheet                     Sheet Items(3)
                                                             ----------------               ------------------------
4. Assets and credit equivalent amounts of off-balance       RCFD                           RCFD
   sheet items assigned to the Zero percent risk category    ----                           ----
   a. Assets recorded on the balance sheet __________________5163..............880,627             ..........   4.a
   b. Credit equivalent amount of off-balance sheet items ___          ...............      3796..          0   4.b

______________
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC- 24
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      34
Transit Number: 91000019

Schedule RC-R - Continued

                                                                                             Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
                                                                                   (Column A)          (Column B)
                                                                                     Assets         Credit Equivalent
                                                                                    Recorded             Amount
                                                                                     on the          of Off-Balance
                                                                                 Balance Sheet       Sheet Items(1)
                                                                              -------------------- ---------------------
                                                                               RCFD                RCFD
                                                                               ----                ----
5. Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
   a. Assets recorded on the balance sheet ..................................  5165..   7,411,631        . . . . . .   5.a
   b. Credit equivalent amount of off-balance sheet items ...................        . . . . . .   3801..     914,998  5.b
6. Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet ..................................  3802..   5,042,169        . . . . . .   6.a
   b. Credit equivalent amount of off-balance sheet items ...................        . . . . . .   3803..     164,122  6.b
7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet ..................................  3804..   7,308,308        . . . . . .   7.a
   b. Credit equivalent amount of off-balance sheet items ...................        . . . . . .   3805..   2,422,819  7.b
8. On-balance sheet asset values excluded from and deducted in
   the calculation of the risk-based capital ratio(2) .......................  3806..      53,627        . . . . . .   8.
9. Total assets recorded on the balance sheet (sum of
   items 4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,
   item 12 plus items 4.b and 4.c) ..........................................  3807..  20,696,362        . . . . . .   9.

Memoranda

                                                                                             Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCFD
                                                                                                    ----
1. Current credit exposure across all off-balance sheet derivative contracts covered by the
   risk-based capital standards .................................................................  8764..      24,893 M.1.

                                           ---------------------With a remaining maturity of----------------------------
                                                  (Column A)             (Column B)                (Column C)
                                                                        Over one year
                                               One year or less       through five years         Over five years
                                           -----------------------  -----------------------  ---------------------------
 2. Notional principal amounts of
    off-balance sheet derivative
    contracts:(3)
                                            RCFD                    RCFD                     RCFD
                                            ----                    ----                     ----
    a. Interest rate contracts ...........  3809..         797,802  8766..        4,224,581  8767..         275,212  M.2a
    b. Foreign exchange contracts ........  3812..         950,678  8769..           19,104  8770..             N/A  M.2b
    c. Gold contracts ....................  8771..             N/A  8772..              N/A  8773..             N/A  M.2c
    d. Other precious metals contracts ...  8774..             N/A  8775..              N/A  8776..             N/A  M.2d
    e. Other commodity contracts .........  8777..           7,749  8778..            8,420  8779..             N/A  M.2e
    f. Equity derivative contracts .......  A000..             N/A  A001..              N/A  A002..             N/A  M.2f

--------------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. future contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                                                 Page RC-25
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                      35
Transit Number: 91000019

              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                   at close of business on December 31, 1997

Norwest Bank Minnesota, N.A.                                       Minneapolis                         MN
_______________________________________________________________    __________________________________, ___________________________
Legal Title of Bank                                                City                                State
The management of the reporting bank may, if it wishes, sub-       the truncated statement will appear as the bank's statement
mit a brief narrative statement on the amounts reported in         both on agency computerized records and in computer-file
the Reports of Condition and Income. This optional statement       releases to the public.
will be made available to the public, along with the publicly
available data in the Reports of Condition and Income, in re-      All information furnished by the bank in the narrative state-
sponse to any request for individual bank report data. How-        ment must be accurate and not misleading. Appropriate efforts
ever, the information reported in column A and in all of           shall be taken  by the submitting bank to ensure the statement's
Memorandum item 1 of Schedule RC-N is regarded as confidential     accuracy. The statement must  be signed, in the space provided
and will not be released to the public. BANKS CHOOSING TO          below, by a senior officer of the bank who thereby attests to
SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE              its accuracy.
STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS
OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS            If, subsequent  to the original submission, material changes
REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY        are submitted for  the data reported in the Reports of Condi-
OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE           tion and Income, the existing narrative statement will be
PUBLIC OR THAT WOULD COMPENSATE THE PRIVACY OF THEIR               deleted  from the files, and from disclosure; the bank, at its
CUSTOMERS.  Banks choosing not to make a statement by check        option, may replace it with a statement, under signature,
the "No comment"  box  below and should make no entries of         appropriate to the amended data.
any kind  in the space provided for the narrative statement;
i.e., DO NOT enter in this space such phrases as "No statement,"   The optional narrative statement will appear in agency
"Not applicable," "N/A," "No comment," and "None."                 records and  in release  to the public exactly as submitted (or amended as described in the preceding paragraph) by the
                                                                   management of the bank (except for the truncation of state-
                                                                   ments exceeding the 750-character limit described  above).
                                                                   THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY
The optional statement must be entered on this sheet.  The         WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR
statement should not exceed 100 words.  Further, regardless        RELEVANCE.  DISCLOSURE OF THE STATEMENT SHALL NOT
of the number of words, the statement must not exceed 750          SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS
characters,  including  punctuation,  indentation, and standard    VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION
spacing  between  words and sentences.   If any submission         CONTAINED THEREIN.  A STATEMENT TO THIS EFFECT WILL
should exceed 750 characters, as defined, it will be truncated     APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT
at 750 characters with no notice to the submitting bank and        SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
---------------------------------------------------------------------------------------------------------------------------------
No comment  X  (RCON 6979)                                                                                    C471    C472  <-
BANK MANAGEMENT STATEMENT (please type or print clearly): (TEXT 6980)



                                                    ---------------------------------------------   --------------------------------
                                                    Signature of Executive Officer of Bank          Date of Signature

Norwest Bank Minnesota, N.A.                      Call Date:  12/31/97       ST-BK: 27-4095
Sixth Street and Marquette Avenue
Minneapolis, MN  55479                            Vendor ID: D               CERT: 05208
                                                                                                     36
Transit Number: 91000019

                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS
----------------------------------------------------------------------------------------------------------------------------------
                                                                           OMB No. For  OCC:  1557-0081
                                                                           OMB No. For FDIC:  3064-0052
                                                                           OMB No. For Federal Reserve: 7100-0036
                                                                           Expiration Date:  03/31/2000

                                                                                       SPECIAL REPORT
                                                                               (Dollar Amounts in Thousands)

                                                        CLOSE OF BUSINESS DATE:        FDIC Certificate Number:

                                                         December 31, 1997                  05208           C700      <-
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LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
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The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of
Condition.  With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to its executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert
"none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.)
See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the
definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
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


                                                                                                     RCFD
                                                                                                     ----
a. Number of loans made to executive officers since the previous Call Report date ..............      3561..                1    a.

b. Total dollar amount of above loans (in thousands of dollars) ................................      3562..               11    b.

c. Range of interest charged on above loans (example: 9 3/4% = 9.75) ........................... 7701/7702..  9.50%  to  9.50%   c.

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



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SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                       DATE (Month, Day, Year)


                            Mark P. Wagener
/s/ MARK P. WAGENER         Director of Bank & Service Accounting                                  1/30/98
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NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED: (TEXT 8903)                        AREA CODE/PHONE NUMBER/EXTENSION:
                                                                                               (TEXT 8904)
                                                                                                (612) 667-9895
CHRIS MOCOL, MANAGER OF REGULATORY REPORTING
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FDIC 8040/53 (6-95)